Exhibit 10.3



Agreed terms document under the joint venture shareholders' agreement dated 14th October 2005 among Baltic Petroleum (E&P) Limited, Siberian Energy Group Inc. and Zauralneftegaz Limited

                               DEED OF RELEASE

THIS DEED OF RELEASE is made by deed on the 9th day of November 2005.

BETWEEN:

SIBERIAN ENERGY GROUP INC., a corporation incorporated under the laws of the State of Nevada, United States and whose principal place of business is at 275 Madison Avenue, 6th floor, New York, NY 10016 ("SEG"); and

BALTIC PETROLEUM LIMITED, a company incorporated in England and Wales under company number 05303991 and whose registered office is at 18b Charles Street, London, W1J 5DU, United Kingdom ("BP").

WHEREAS:

BP has agreed to release SEG from all its obligations to BP under the guarantee (the "GUARANTEE") dated 28 April 2005 made between SEG and BP pursuant to which SEG guaranteed the obligations of OOO Zauralneftegaz ("ZNG") under a loan agreement dated 28 April 2005.

NOW THIS DEED WITNESSES as follows:

1. BP hereby irrevocably releases and discharges SEG from all obligations under the Guarantee.

2. This Deed shall be governed by and construed in accordance with English Law.

IN WITNESS of which this Deed has been duly executed by BP on the date stated at the beginning.

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EXECUTED AS A DEED by
BALTIC PETROLEUM LIMITED
acting by two Directors/
a Director and the Secretary:
)
)
)
Director  /s/ James Charles Pockney
        --------------------------

Name  James Charles Pockney
    ------------------------------

Director/Secretary /s/ James Mark Colin Gilchrist
                  ----------------------------

Name  James Mark Colin Gilchrist
    ------------------------------

Acknowledged for and on behalf of
SIBERIAN ENERGY GROUP, INC.
)
)
)
Authorised Representative  /s/ David Zaikin CEO
                          -----------------------

Name David Zaikin
    -----------------------------

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